ALLIQUA, INC.

2150 Cabot Boulevard West

Langhorne, PA 19047

April 11, 2014

To the Investors under the Securities

Purchase Agreement of Alliqua, Inc.,

dated as of November 18, 2013:

Re: Registration Rights

Reference is made to that certain (i) Securities Purchase Agreement (the “Purchase Agreement”), dated as of November 18, 2013, by and among Alliqua, Inc., a Florida corporation (the “Company”), and the investors signatory thereto (the “Holders”), and (ii) warrants to purchase Common Stock issued to the Holders pursuant to the Purchase Agreement (the “Warrants”). Capitalized terms used but not defined herein shall have the meanings set forth in the Warrants.

The Company desires to provide the Holders with certain registration rights for the Common Shares (as defined in the Purchase Agreement) and Warrant Shares in the event that a Holder exercises its Warrants in full on or before April 11, 2014.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holders party hereto, intending to be legally bound, hereby agree as follows:

1.	In the event a Holder exercises its Warrant in full on or before April 11, 2014, such Holder shall be entitled to the following registration rights with respect to its Common Shares and Warrant Shares (together, the “Registrable Securities”):

a.	On or prior to the July 9, 2014, the Company shall use its reasonable best efforts to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (or such other form if, at such time, the Company is not eligible to utilize such Form S-3) covering the resale of all of the Registrable Securities (the “Resale Registration Statement” including the base prospectus contained therein the “Prospectus”).

b.	Upon filing the Resale Registration Statement, the Company shall use its reasonable best efforts to cause such Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter, including the filing of amendments and post-effective amendments and supplements to such Resale Registration Statement. The Company shall otherwise use its reasonable best efforts to comply with all rules and regulations of the Commission and other governmental and regulatory authorities applicable to the registration of such Registrable Securities and the effectiveness of the Resale Registration Statement.

c.	The Company shall maintain such Resale Registration Statement and shall comply with its other obligations under this letter until the earlier to occur of (i) such time as no Holder party hereto owns any Registrable Securities and (ii) such time as the Registrable Securities may be resold by the Holders party hereto pursuant to Rule 144 of the Securities Act without the requirement for the Company to be in compliance with the current public information required under such Rule and without volume or manner-of-sale restrictions.

d.	The Company shall notify the Holders party hereto of the occurrence or existence of any pending corporate development with respect to the Company that it believes is material and that, in the determination of the Company and its counsel, causes the Resale Registration Statement and the Prospectus to contain an untrue statement of material fact or to omit to state a material fact necessary to make the statements contained therein not misleading, or otherwise makes the Resale Registration Statement and the Prospectus not in the best interest of the Company to allow continued availability thereof. The Company shall use its reasonable best efforts to cause the filing of amendments and post-effective amendments and supplements to such Resale Registration Statement and Prospectus as the Company determines are necessary to again allow resales under the Resale Registration Statement as soon as practicable.

e.	All expenses incident to the Company’s compliance with this letter, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities laws, printing expenses, filing expenses, and fees and disbursements of the Company’s counsel and independent registered public accountants will be borne by the Company.

2.	The Exercise Price shall be deposited by Holders exercising their Warrants with Signature Bank on or before April 11, 2014 to be held in escrow by Signature Bank. As soon as practical following the deposit of the Exercise Price with Signature Bank, the Company will instruct Signature Bank to release the Exercise Price to the Company and upon such date, the Company will instruct the Transfer Agent to issue the Warrant Shares to the Holder (the “Closing Date”).

3.	All Warrants exercised in full on or before April 11, 2014 in accordance with the terms of the Warrant (as modified herein) shall be deemed to have been exercised as of the Closing Date and the Warrant Shares shall be deemed to be issued as of the Closing Date.

In the event a Holder does not exercise its Warrant in full on or before April 11, 2014, then the terms and provisions of such Warrant shall remain in full force and effect and unmodified by the agreements set forth herein.

[The remainder of this page is intentionally blank. The signature page follows.]

2

Sincerely,

ALLIQUA, INC.

By:	/s/ Brian Posner
Brian Posner, Chief Financial Officer

AGREED TO AND ACCEPTED:

Name of Holder:

By:

Name:

Title:

3